UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 25, 2023

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Schnitzer Steel Industries, Inc. (the “Company”) held its 2023 annual meeting of shareholders (the “Annual Meeting”) on January 25, 2023.  Prior to the Annual Meeting, the Company determined that withdrawal of Proposal No. 4 related to the 2023 Omnibus Incentive Plan was appropriate at that time.  Accordingly, Proposal No. 4 was not submitted to shareholders for a vote at the Annual Meeting.  At the Annual Meeting, all proposals passed and each of the Company’s director nominees was elected. For more information on the following proposals submitted to shareholders, please see the Company’s proxy statement filed with the Securities and Exchange Commission on December 14, 2022.  Below are the final voting results.

Proposal No. 1 - Election of Directors

The Company’s shareholders elected Gregory R. Friedman and Tamara L. Lundgren as Class II directors with terms expiring at the 2026 annual meeting of shareholders and Leslie L. Shoemaker as a Class I director with a term expiring at the 2025 annual meeting of shareholders. The number of votes cast for or withheld and the broker non-votes were as follows:

Name	For	Withheld	Broker Non-Votes
Gregory R. Friedman	22,023,241	113,734	1,467,336
Tamara L. Lundgren	20,879,188	1,257,787	1,467,336
Leslie L. Shoemaker	22,032,214	104,761	1,467,336

Proposal No. 2 – Advisory Resolution on Executive Compensation

The Company’s shareholders voted, on an advisory basis, on the Company’s executive compensation as disclosed in the Company’s proxy statement, as follows:

For	Against	Abstain	Broker Non-Votes
21,092,743	990,956	53,276	1,467,336

Proposal No. 3 - Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2023, as follows:

For	Against	Abstain	Broker Non-Votes
22,042,663	1,497,815	63,833	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC.
(Registrant)

Dated: January 27, 2023	By:	/s/ James Matthew Vaughn
Name: James Matthew Vaughn
Title: Sr. V.P., General Counsel and
Corporate Secretary